                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 99.1

                       4279 INVESTMENTS LTD. AND AFFILIATE

                     INDEX TO COMBINED FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
Report of Independent Auditors                                                2
Combined Balance Sheet as of November 30, 2004                                3
Combined Statements of Income and Retained Earnings for the Years Ended
  November 30, 2004 and 2003                                                  4
Combined Statements of Cash Flows for the Years Ended November 30, 2004
  and 2003                                                                    5
Notes to Combined Financial Statements                                        6

                         Report of Independent Auditors

The Board of Directors
4279 Investments Ltd. and Affiliate

We have audited the accompanying combined balance sheet of 4279 Investments Ltd. and Affiliate as of November 30, 2004 and the related combined statements of income and retained earnings, and cash flows for each of the two years in the period ended November 30, 2004. These financial statements are the responsibility of the Company's management expressed in Canadian Dollars. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of 4279 Investments Ltd. and Affiliate as of November 30, 2004, and the combined results of their operations and their cash flows for each of the two years in the period ended November 30, 2004, in conformity with accounting principles generally accepted in the United States.

                                        ERNST & YOUNG LLP

Indianapolis, Indiana
October 28, 2005

                       4279 INVESTMENTS LTD. AND AFFILIATE

                             COMBINED BALANCE SHEET

                             AS OF NOVEMBER 30, 2004

                               (CANADIAN DOLLARS)

ASSETS
                                                                            -----------
Cash and cash equivalents                                                   $   628,699
Accounts receivable                                                             663,519
Inventories                                                                      95,056
Advances to related party                                                        75,000
Prepaid expenses and other                                                          754
                                                                            -----------
       Total current assets                                                   1,463,028

Property and equipment, net                                                     203,585
                                                                            -----------
        Total assets                                                        $ 1,666,613
                                                                            ===========

LIABILITIES

Accounts payable                                                            $   262,492
Current maturities of capital lease obligation                                   35,535
Accrued salaries, benefits and commissions                                       42,424
Billings in excess of costs and estimated earnings                              174,571
Deferred revenue                                                                517,426
Accrued and deferred income taxes                                                55,334
Other current liabilities                                                         8,296
                                                                            -----------
        Total current liabilities                                             1,100,357

Related party loan                                                               65,000
Other non-current liabilities                                                     7,196
                                                                            -----------
         Total liabilities                                                    1,172,553

COMMITMENTS AND CONTINGENCIES

EQUITY

Common stock: 10,000 shares, no par authorized, issued and outstanding              104
Retained earnings                                                               681,391
Affiliate net deficit                                                          (200,353)
                                                                            -----------
         Total  equity                                                          494,060
                                                                            -----------

         Total liabilities and equity                                       $ 1,666,613
                                                                            ===========

    The accompanying notes are an integral part of these combined financial statements.

                       4279 INVESTMENTS LTD. AND AFFILIATE

             COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS

                FOR THE YEARS ENDED NOVEMBER 30, 2004 AND 2003

                               (CANADIAN DOLLARS)

                                                       2004              2003
                                                   -----------       -----------
NET SALES                                          $ 4,250,776       $ 3,178,611
COST OF SALES                                        2,710,195         2,013,356
                                                   -----------       -----------
    Gross profit                                     1,540,581         1,165,255

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         1,231,574         1,009,406
                                                   -----------       -----------
    Income from operations                             309,067           155,849

OTHER INCOME                                           (97,549)          (21,354)
                                                   -----------       -----------

INCOME BEFORE TAXES                                    211,458           134,195

INCOME TAX PROVISION                                    39,862            25,771
                                                   -----------       -----------

NET INCOME                                             171,596           108,424

RETAINED EARNINGS, BEGINNING OF YEAR                   509,795           401,371
RETAINED EARNINGS, END OF YEAR                     $   681,391       $   509,795
                                                   -----------       -----------

    The accompanying notes are an integral part of these combined financial statements.

                       4279 INVESTMENTS LTD. AND AFFILIATE

                        COMBINED STATEMENTS OF CASH FLOWS

                FOR THE YEARS ENDED NOVEMBER 30, 2004 AND 2003

                               (CANADIAN DOLLARS)

                                                          2004            2003
                                                        ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                            $ 171,596       $ 108,424

  Adjustments to reconcile net income
    to net cash provided by operating activities -
      Depreciation                                         50,895          47,746
      Conversion of advances to management fees           155,000
      Provision for doubtful accounts                                      (2,908)
      Net change in assets and liabilities-
        Accounts receivable                               (89,287)       (223,409)
        Inventories                                       (57,691)         22,310
        Prepaid expenses and other                          3,277          14,343
        Accounts payable                                   13,450         115,366
        Billings in excess of costs and
          estimated earnings                              108,971          65.600
        Deferred Revenue                                  510,300         (52,830)
        Other current liabilities                          (9,970)         78,557
        Other noncurrent assets                                --              --
        Other noncurrent liabilities                      (14,249)         62,947
                                                        ---------       ---------
        Net cash provided by operating activities         619,745         236,146

CASH FLOWS USED IN INVESTING ACTIVITIES:

  Property and equipment additions                        (46,408)         (8,314)
  Advances to related party                               (75,000)        (49,318)
                                                        ---------       ---------
          Net cash used in investing activities          (121,408)        (57,632)


CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
    Xpert Mechanical Advances                            (170,528)        (29,825)
    Principal payments under capital lease
      obligations                                         (30,493)        (42,039)

    Net borrowings under notes payable                                    (34,375)
                                                        ---------       ---------
        Net cash used in by financing activities         (201,021)       (106,239)
                                                        ---------       ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                 524,833          72,275
CASH AND CASH EQUIVALENTS, beginning of year              103,866          31,591
                                                        ---------       ---------
CASH AND CASH EQUIVALENTS, end of year                  $ 628,699       $ 103,866
                                                        =========       =========


SUPPLEMENTAL DISCLOSURES:
  Cash paid during the year for-
    Income taxes                                        $  45,356       $   9,400
                                                        =========       =========

    The accompanying notes are an integral part of these combined financial statements.

                       4279 INVESTMENTS LTD. AND AFFILIATE

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                           NOVEMBER 30, 2004 AND 2003

                               (CANADIAN DOLLARS)

1. NATURE OF BUSINESS

The accompanying combined financial statements include the accounts of 4279 Investments Ltd., a British Columbia corporation, and its subsidiaries, Curaflo Technologies Inc., Curalease Ltd., Curaflo Technologies (Canada) Inc., CuraFlo of BC Inc. (dba West Coast Pipe Restoration Ltd.), and Curaflo Technologies
(USA) Inc., and a line of business of Xpert Mechanical and J.K. Lillie Ltd (affiliated by common ownership), (collectively the "CuraFlo Companies"). The CuraFlo Companies are based in Vancouver, Canada.

CuraFlo licenses technology for the renewal and rehabilitation of small diameter water pipes in apartment buildings, private homes and other commercial, industrial and residential buildings. This proprietary technology is known as the CuraFlo Engineered Flow Lining System ("CuraFlo System").

The CuraFlo Engineered Flow Lining System consists of equipment and "know-how" necessary for application of CuraPoxy (an epoxy manufactured for the CuraFlo Companies by the Raven Lining Systems subsidiary of Cohesant) to the interior of small-diameter plumbing lines.

CuraFlo also uses the CuraFlo system and an alternative method of small-diameter pipe rehabilitation known as repiping to perform renewal, rehabilitation and replacement of plumbing lines in Western Canada and the United States. The CuraFlo Companies acquired the repiping line of business from the Affiliate just prior to the transaction with Cohesant.

CuraFlo currently has [15] independently owned licensees in North America who have paid an initial license fee. CuraFlo has an Exclusive Purchasing Agreement with each of these licensees which requires them to purchase the equipment, epoxy and other consumables necessary for application of the CuraFlo System, only from CuraFlo during the term of the license. In addition, CuraFlo provides other fee-based services to many of its licensees such as training, technical and marketing assistance.

Typically, the license agreement and the exclusive purchasing agreement have a 10-year term and provide the licensee with an exclusive right to utilize the CuraFlo System within a specified geographical territory, as well as access to technical assistance and operational support from the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Principles of Combination

The combined financial statements include the consolidated accounts of 4279 Investments Ltd. and its wholly owned subsidiaries and a product line Xpert Mechanical and J.K. Lillie Ltd., an affiliated company. Intercompany accounts and transactions have been eliminated.

      b. Revenue Recognition

The Cura Flo Companies recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured.

License fee revenue is recognized when all material services or conditions relating to the sale have been substantially performed and collectibility is assured. This is generally at the end of the initial training of licensees. The Cura Flo Companies defers license fee revenue for which the Cura Flo Companies remains obligated to provide initial training to its licensees.

For equipment, epoxy and other supplies revenue, the criteria for revenue recognition are generally met upon shipment to its licensees, at which time title and risks of ownership are transferred to these customers. Therefore, revenue is recognized at the time of shipment. The Cura Flo Companies does not have any rights of return, customer acceptance, installation or other post-shipment obligations with any of its products. The Cura Flo Companies' pricing is fixed at the time of shipment.

Renewal, rehabilitation, and replacement revenues are recognized on the percentage of completion method in the ratio that total incurred costs bear to total estimated costs. The estimated total cost of a contract is based on management's best estimate of the remaining costs that will be required to complete a project.


      c. Cash and Cash Equivalents

The Cura Flo Companies considers all highly liquid investments purchased with a maturity of three months or less to be cash. Cash equivalents are stated at cost, which approximates market value.

      d. Inventories

Inventories are stated at the lower of cost or market, with cost determined using the first-in, first-out method. Inventory costs include epoxy, and equipment.

      e. Costs and Estimated Earnings on Uncompleted Contracts

Costs and estimated earnings on uncompleted contracts consisted of the following at November 30, 2004:

Costs incurred on uncompleted contracts                               $ 434,420
Estimated earnings to date                                              158,106
                                                                      ---------
    Subtotal                                                            592,526
Less - Billings to date                                                (767,097)
                                                                      ---------
    Total                                                             $(174,571)
                                                                      =========
Included in the accompanying balance sheet
under the following caption:

  Costs and estimated earnings in excess of billings                  $      --

  Billings in excess of costs and estimated earnings                   (174,571)
                                                                      ---------
    Total                                                             $(174,571)
                                                                      =========

      f. Property and Equipment

Property and equipment are carried at cost. Maintenance and repairs are expensed as incurred. Depreciation of property and equipment is provided by use of an accelerated method over the estimated useful lives of the assets as follows:

Machinery and equipment                                               2-15 years
Furniture & fixtures                                                  2-10 years

Property and equipment consisted of the following at November 30, 2004:

Machinery & Equipment                                                 $ 644,173
Furniture & fixtures                                                     16,389
                                                                      ---------
                                                                        660,562

Less accumulated deprecation                                           (456,977)
                                                                      ---------
                                                                      $ 203,585
                                                                      =========

      g. Income Taxes

The Cura Flo Companies accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the Cura Flo Companies' financial statements or income tax returns. Income taxes are recognized during the year in which the underlying transactions are reflected in the Combined Statements of Income and Retained Earnings. Deferred taxes are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and amounts recorded for tax purposes.

The income provision for income taxes for the year ended November 30, 2004 and 2003 is $39,862 and $25,771, respectively. The Cura Flo Companies has provided income taxes at a statutory rate of 17.62% as they believe they qualified for the Small Business Deduction. The Small Business Deduction results in a graduated tax of 17.62% for earnings up to $247,883 and $223,887 during 2004 and 2003, respectively. If it were determined that the Cura Flo Companies did not qualify for the Small Business Deduction, the Cura Flo Companies would provide income taxes at the statutory rate of 35.62%.

Temporary differences which give rise to the net deferred tax liability related to property and equipment and aggregate $19,480 at November 30, 2004.

      h. Shipping and Handling Fees and Costs

Shipping and handling costs include payments to third parties for the delivery of products to customers, as well as costs incurred to move and prepare finished products for shipment. Shipping and handling costs are included with cost of sales expenses in the accompanying consolidated statement of operations and totaled $59,112 and $47,574 in 2004 and 2003, respectively.

      i. Impairment of Long-Lived Assets

The Cura Flo Companies evaluates the carrying value of long-lived assets and long-lived assets to be disposed of in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Under the provisions of the statement, the Cura Flo Companies continually evaluates its long-lived assets in light of events and circumstances that may indicate that the remaining estimated useful life may warrant revision or that the remaining value may not be recoverable. When factors indicate that long-lived assets should be evaluated for possible impairment, the Cura Flo Companies uses an estimate of the related cash flows over the remaining life of the asset in measuring whether that asset is recoverable. To the extent an impairment has occurred, the excess of the carrying value of the long-lived assets over their estimated fair value will be charged to operations.

      j. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

      k. Other (Loss) Income

Other (Loss) Income includes losses on the disposition of assets, the impacts of interest expense and gains and losses on foreign currency transactions.


3. RELATED PARTY TRANSACTIONS

The following companies, related through common ownership, were paid management and support fees as follows:

                                                     2004                 2003
                                                   --------             --------
McNeill & Assoc                                    $112,829             $  5,000
Momentum Consulting                                  20,500               72,119
Canadian Toys                                            --               31,148
Evan West                                                --               72,000

The Cura Flo Companies paid $422,706 and $29,169 in 2004 and 2003, respectively, to Cordova Management, a company related through common ownership, for rental of office space and other management support.

As of November 30, 2004, the Cura Flo Companies had advances to one of its shareholders in the amount of $75,000, and a liability in the amount of $65,000 to a company affiliated by common ownership was subsequently paid.

4. CONTINGENCIES

The Cura Flo Companies is a party to certain legal matters arising in the ordinary course of business. Management believes the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position or results of operations.

5. SUBSEQUENT EVENT

On August 12, 2005, Cohesant Infrastructure Protection and Renewal of Canada Ltd., a Canadian federal company, 0728487 BC Ltd., a British Columbia corporation, and Cohesant Infrastructure Protection and Renewal LLC, a
Delaware limited liability company (collectively, the "Purchasers") completed the purchase of substantially all of the assets of 4279 Investments Ltd., a British Columbia corporation, and its subsidiaries, Curaflo Technologies
Inc., a Canadian federal company, Curalease Ltd., a British Columbia corporation, Curaflo Technologies (Canada) Inc., a British Columbia corporation, CuraFlo of BC Inc. (dba West Coast Pipe Restoration Ltd.), a British Columbia corporation, Curaflo Technologies (USA) Inc., a Nevada corporation, and Curaflo of the Silicon Valley, Inc., a California corporation (collectively "Sellers"). The Purchasers also assumed certain of the liabilities of Sellers. Each of the Purchasers is a wholly-owned subsidiary of Cohesant Technologies Inc., a Delaware corporation ("Cohesant"). The transaction was completed pursuant to an Asset Purchase Agreement, dated August 12, 2005. The purchase price for the assets consisted of $4,104,000 cash and 461,124 shares of non-registered common stock of Cohesant, par value $.001. A portion of the purchase price was deposited into an escrow account to secure customary indemnity and other obligations of Sellers that may arise post-closing.